Exhibit 99




                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549




                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report: June 21, 2005
                                          -------------
                        (Date of earliest event reported)


                               FORD MOTOR COMPANY
                               ------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


          1-3950                                      38-0549190
          ------                                      ----------
  (Commission File Number)                   (IRS Employer Identification No.)


 One American Road, Dearborn, Michigan                   48126
 -------------------------------------                   -----
(Address of principal executive offices)               (Zip Code)



         Registrant's telephone number, including area code 313-322-3000
                                                            ------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 140.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
     Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
     Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
------------------------

     Our news release dated June 21, 2005 concerning second-quarter and full-year earnings guidance and other items, filed as Exhibit 99 to this report, is incorporated by reference herein. The exhibit discusses our earnings guidance on a per share basis that excludes special items and discontinued operations. The most directly comparable financial measure calculated and presented in accordance with generally accepted accounting principles to this measure is earnings per share on a basis that includes special items and discontinued operations. We believe the earnings per share measure excluding special items and discontinued operations is useful to investors because it excludes elements that we do not consider indicative of earnings from our on-going operating activities and, accordingly, provides investors with a more relevant measure of the results of our operations.


Item 9.01.  Financial Statements and Exhibits.
---------------------------------------------


                                    EXHIBITS
                                    --------

Designation           Description                     Method of Filing
-----------           -----------                     ----------------

Exhibit 99            Press release dated             Filed with this Report
                      June 21, 2005










                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    FORD MOTOR COMPANY
                                    ------------------
                                    (Registrant)


Date:  June 21, 2005                By: /s/Kathryn S. Lamping
                                        ---------------------
                                        Kathryn S. Lamping
                                        Assistant Secretary

                                  EXHIBIT INDEX
                                  -------------


Designation           Description
-----------           -----------

Exhibit 99            Press release dated June 21, 2005

                                      Ford

NEWS


Contact:  News Media:       Investment Community:    Shareholder Inquiries:     Media Information Center:
          -----------       --------------------     ----------------------     -------------------------
          Oscar Suris       Equity: Raj Modi         800-555-5259 or            1-800-665-1515
          313-322-1524      313-323-8221             313-845-8540               media@ford.com
          osuris@ford.com   fordir@ford.com          stockinf@ford.com

                            Fixed Income:
                            Rob Moeller
                            313-621-0881
                            fixedinc@ford.com

FOR IMMEDIATE RELEASE
---------------------

FORD UPDATES EARNINGS GUIDANCE FOR 2005

o Full-year earnings guidance now $1.00 to $1.25 per share vs. earlier guidance of $1.25 to $1.50 per share, excluding special items and discontinued operations.
o Weaker North America automotive results now anticipated due to expectations for lower vehicle sales and continued supplier-related challenges.
o Lower tax rate assumption and stronger results from Ford Motor Credit contributing to increased second-quarter earnings guidance of $0.30 to $0.35 per share, excluding special items.
o    Additional salaried-related cost-cutting actions announced.


DEARBORN, Mich., June 21, 2005 - Ford Motor Company today reduced its full-year earnings per share guidance for 2005, as the profit outlook for the Company's North America automotive operations worsened due to a weaker outlook for vehicle sales and continued supplier-related challenges.

The Company said its 2005 full-year earnings guidance was being reduced to a range of $1.00 to $1.25 per share, down from previous guidance of $1.25 to $1.50 per share, each excluding special items and discontinued operations.

In addition, the Company raised its second-quarter earnings guidance to a range of $0.30 to $0.35 per share, excluding special items, primarily because of a reduced tax-rate assumption (full-year rate of 15%) and stronger-than-anticipated results from Ford Motor Credit. Previously, second-quarter earnings guidance had been in the range of breakeven to $0.15 per share, excluding special items. (Anticipated special items and charges related to discontinued operations for 2005 are detailed at the end of this release.)

During the Company's first-quarter conference call in April, Chairman and Chief Executive Officer Bill Ford said the Company would respond to its significant operating challenges through an acceleration of its business plan. Since then the Company has:
     o Signed a Memorandum of Understanding with Visteon Corp., its largest supplier. The transaction is expected to close by September 30, 2005, and over time will lead to a steady flow of more competitively priced, high-quality parts, systems and components.
     o Announced an S-1 filing for its wholly-owned Hertz Corp. - a first step toward a possible initial public offering of a portion of the rental car company. The filing indicated that, following any initial public offering, Ford would expect to completely divest its stake in Hertz.

In addition, the Company announced today several actions aimed at further reducing the Company's salaried-related costs this year. They include:
     o A 5% reduction in salaried positions in Ford's North America operations by October 1, 2005 and a 10% reduction in the operation's use of agency and purchased services by July 1, 2005. This is in addition to actions announced in April which reduced about 1,000 salaried positions.
     o The elimination of 2005 bonuses for salaried management employees worldwide.
     o The suspension of the Company's 401(k) matching grant for salaried employees, effective July 1, 2005.
The Company also said it is evaluating options for reducing personnel-related costs outside of North America.

"Although we have increased our earnings guidance for the second quarter, challenges continue to mount, especially in our North America automotive operations," said Don Leclair, executive vice president and chief financial officer. "We're taking steps immediately to reduce further our salaried-related costs this year; these are a continuation of a series of actions we plan to take to address our operating challenges. We remain committed to improving our cost structure, optimizing our global footprint, and making essential investments for the future."

--------------------------------------------------------------------------------
Full year and second quarter 2005 earnings-per-share guidance excludes the effect of special items and discontinued operations, which are presently estimated to include charges or effects related to the following items:

                                                 2nd Quarter           Full Year
                                                 -----------           ---------
Premier Automotive Group Improvement Plan        $(0.01)               $(0.03)
Investments in Fuel Cell Technologies              0                    (0.05)
Sale of Non-Core Business                          0                    (0.02)
Visteon                                           (0.10)                (0.16)
Personnel Reductions                              (0.03)                 (TBD)
Tax Rate Normalization                             0.16                  0.16
                                                   ----                  ----
      Subtotal                                   $ 0.02                $(0.10)
Discontinued operations                            0                     0.02
                                                   ----                  ----
      TOTAL                                      $ 0.02                $(0.08)
                                                 ======                =======
--------------------------------------------------------------------------------

Ford Motor Company, a global automotive industry leader based in Dearborn, Michigan, manufactures and distributes automobiles in 200 markets across six continents. With more than 324,000 employees worldwide, the company's core and affiliated automotive brands include Aston Martin, Ford, Jaguar, Land Rover, Lincoln, Mazda, Mercury and Volvo. Its automotive-related services include Ford Motor Credit Company and The Hertz Corporation.



                                       ###



SAFE HARBOR

Statements included or incorporated by reference herein may constitute "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks, uncertainties, and other factors that could cause actual results to differ materially from those stated, including, without limitation:

     o greater price competition resulting from currency fluctuations, industry overcapacity or other factors;
     o a significant decline in industry sales, particularly in the U.S. or Europe, resulting from slowing economic growth, geo-political events or other factors;
     o    lower-than-anticipated market acceptance of new or existing products;
     o    economic  distress  of  suppliers  that  may  require  us  to  provide financial support or take other measures to ensure supplies of materials;
     o work stoppages at Ford or supplier facilities or other interruptions of supplies;
     o the discovery of defects in vehicles resulting in delays in new model launches, recall campaigns or increased warranty costs;
     o increased safety, emissions, fuel economy or other regulation resulting in higher costs and/or sales restrictions;
     o unusual or significant litigation or governmental investigations arising out of alleged defects in our products or otherwise;

     o worse-than-assumed economic and demographic experience for our postretirement benefit plans (e.g., investment returns, interest rates, health care cost trends, benefit improvements);
     o    currency or  commodity  price  fluctuations,  including  rising  steel prices;
     o    changes in interest rates;
     o a market shift from truck sales or from sales of other more profitable vehicles in the U.S.;
     o    economic difficulties in any significant market;
     o    higher prices for or reduced availability of fuel;
     o    labor or other constraints on our ability to restructure our business;
     o a change in our requirements or obligations under long-term supply arrangements pursuant to which we are obligated to purchase minimum quantities or a fixed percentage of output or pay minimum amounts;
     o    additional credit rating downgrades;
     o inability to access debt or securitization markets around the world at competitive rates or in sufficient amounts;
     o    higher-than-expected credit losses;
     o lower-than-anticipated residual values for leased vehicles and higher-than-expected lease return rates; and
     o increased price competition in the rental car industry and/or a general decline in business or leisure travel due to terrorist attacks, acts of war, epidemic disease or measures taken by governments in response thereto that negatively affect the travel industry.